SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[X]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       ENVIRONMENTAL ELEMENTS CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

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ENVIRONMENTAL                          Proxy                 3700 KOPPERS STREET
ELEMENTS                  Annual Meeting July 30, 1999       BALTIMORE, MD 21227
C O R P O R A T I O N

      The undersigned hereby appoints E. H. Verdery and S. Michael Dunseith, and each of them, as Proxies with the power to appoint his substitute, to represent and to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Elements Corporation, to be held on Friday, July 30, 1999, at 9:00 a.m., and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 BELOW

1. Proposal to elect F. Bradford Smith, Samuel T. Woodside and James S. Potts as Directors for a three-year term ending in 2002.

   F. Bradford Smith            __ FOR           __ AGAINST           __ ABSTAIN

   Samuel T. Woodside           __ FOR           __ AGAINST           __ ABSTAIN

   James S. Potts               __ FOR           __ AGAINST           __ ABSTAIN

2. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.

      __ FOR                 __ AGAINST                 __ ABSTAIN

                                                 PLEASE SIGN ON THE REVERSE SIDE


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      This Proxy When Properly Executed Will Be Voted in the Manner Specified
Herein By the Undersigned Stockholder. Unless Otherwise Specified, the Shares Will Be Voted for Proposals 1 and 2. In Their Discretion, the Proxies Are Authorized to Vote Upon Such Other Business That May Properly Come Before the Meeting.

      This Proxy Is Solicited on Behalf of the Board of Directors. It May Be Revoked Prior to Its Exercise

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PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
THIS PROXY CARD USING THE ENCLOSED ENVELOPE.      DATE _________________________

                                                       _________________________________________________

                                                       _________________________________________________
                                                       SIGNATURE OF STOCKHOLDER(S)

                                                       NOTE: Signature should agree with name on
                                                             stock certificate as printed hereon. Exec-
                                                             tors, administrators, trustees and other
                                                             fiduciaries should so indicate when sign-
                                                             ing. When shares are jointly owned, both
                                                             owners should sign.

                                              I PLAN TO ATTEND THE ANNUAL MEETING.   ___ YES    ___ NO
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